    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 1997


                                            REGISTRATION STATEMENT NO. 333-34963
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               ------------------

                           COLE NATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    Delaware
                          (STATE OR OTHER JURISDICTION
                       OF INCORPORATION OR ORGANIZATION)
                                      5995
                               (PRIMARY STANDARD
                     INDUSTRIAL CLASSIFICATION CODE NUMBER)
                                   34-1744334
                                (I.R.S. EMPLOYER
                             IDENTIFICATION NUMBER)

                               ------------------

                             5915 Landerbrook Drive
                          Mayfield Heights, Ohio 44124
                                 (440) 449-4100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------

                                WAYNE L. MOSLEY
                         Vice President and Controller
                           Cole National Corporation
                             5915 Landerbrook Drive
                          Mayfield Heights, Ohio 44124
                                 (440) 449-4100
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                               ------------------

                                   COPIES TO:

                             DAVID P. PORTER, Esq.
                           Jones, Day, Reavis & Pogue
                              901 Lakeside Avenue
                             Cleveland, Ohio 44114
                                 (216) 586-3939
                               ------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

  As soon as practicable after this Registration Statement becomes effective.
                               ------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933 check the following box.   [X]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier
effective registration statement for the same offering.   [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.   [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.   [ ]
                               ------------------

                        CALCULATION OF REGISTRATION FEE

  ==================================================================================================================
                                                                    PROPOSED           PROPOSED
                                                                    MAXIMUM            MAXIMUM
                                                  AMOUNT            OFFERING          AGGREGATE          AMOUNT OF
          TITLE OF EACH CLASS OF                  TO BE            PRICE PER           OFFERING         REGISTRATION
       SECURITIES TO BE REGISTERED              REGISTERED          UNIT(1)            PRICE(1)             FEE
  ------------------------------------------------------------------------------------------------------------------
  8 5/8% Senior Subordinated Notes due
    2007..................................     $125,000,000           100%           $125,000,000        $37,878.79
==================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457.
                               ------------------
    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following is a list of the estimated expenses to be incurred by the Company in connection with the issuance and distribution of the Notes being registered hereby.

Securities and Exchange Commission registration fee...............................  $ 37,879
Printing costs....................................................................    50,000
Accounting fees and expenses......................................................    30,000
Legal fees and expenses (not including Blue Sky)..................................    50,000
Blue Sky fees and expenses........................................................    10,000
Miscellaneous expenses............................................................    22,121
                                                                                    --------
  Total...........................................................................  $200,000
                                                                                    ========

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article Seventh of the Company's Certificate provides that the Company will indemnify its officers, directors and each person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Company as an employee or agent of the Company or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the full extent permitted by the General Corporation Law of the State of Delaware (the "DGCL") or any other applicable laws as from time to time may be in effect and that the Company may enter into agreements which provide for indemnification greater or different from that provided in the Certificate. In addition, the Company has provided in Article Sixth of its Certificate that no director will be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a director, to the full extent permitted by the DGCL or any other applicable laws as from time to time may be in effect. The Certificate further provides that any repeal or modification of Article Seventh or Article Sixth will not adversely affect the right or protection existing under such provision prior to such repeal or modification.

     Subsection (a) of the Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Subsection (b) of Section 145 of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under standards similar to those set forth in the paragraph above, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.

     Section 145 further provides that, to the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, he will be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that any indemnification under subsections (a) and
(b) of Section 145 (unless ordered by a court) will be made by a corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of Section 145; that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount unless it is ultimately determined that he is not entitled to be indemnified by the corporation; that indemnification provided for by Section 145 will not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that a corporation is empowered to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him in such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under Section 145.

     The Parent has entered into indemnity agreements (the "Indemnity Agreements") with the current Directors and executive officers of the Company and expects to enter into similar agreements with any Director or those executive officers designated by the Board of Directors of the Company elected or appointed in the future at the time of their election or appointment.

     Pursuant to the Indemnity Agreements, the Parent will indemnify a Director or officer of the Company (the "Indemnitee") if the Indemnitee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the Indemnitee is or was a Director or officer of the Company, or is or was serving at the request of the Company in certain capacities with another entity, against any and all costs, charges and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such proceeding. Indemnity is available to the Indemnitee unless it proved by clear and convincing evidence that the Indemnitee's action or failure to act was not in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company.

     The Indemnity Agreements mandate advancement of expenses to the Indemnitee if the Indemnitee provides the Parent with a written promise that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil, criminal, administrative, or investigative action, suit, proceeding or claim and (ii) he will repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Parent. In addition, the Indemnity Agreements provide various procedures and presumptions in favor of the Indemnitee's right to receive indemnification under the Indemnity Agreement.

     Under the Parent's Director and Officer Liability Insurance Policy, each director and certain officers of the Company are insured against certain liabilities which might arise in connection with their respective positions with the Company.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     No securities of the Company which were not registered under the Securities Act have been issued or sold by the Company within the past three years, except as follows:

     On July 19, 1993, the Parent subscribed for and purchased 1,000 shares of the Company's Common Stock, par value $.01 per share, at a price of $1.00 per share (an aggregate of $1,000), in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act.

     On March 17, 1995, the Parent purchased 100 shares of the Company's Common Stock, par value $.01 per share, at a price of $62,000 per share (an aggregate of $6,200,000), in reliance on the exemption from registration afforded by
Section 4(2) of the Securities Act.

     On November 13, 1996, the Company sold the Existing Senior Subordinated Notes in an aggregate principal amount of $150,000,000 to CIBC Wood Gundy Securities Corp., CS First Boston Corporation, NationsBanc Capital Markets, Inc. and Smith Barney Inc. The issuance of the Existing Senior Subordinated Notes was exempt from registration under the Securities Act pursuant to Section 4(2).

     On August 22, 1997, the Company sold the Original Notes in an aggregate principal amount of $125,000,000 to CIBC Wood Gundy Securities Corp., Credit Suisse First Boston Corporation and McDonald & Company Securities, Inc. The issuance of the Original Notes was exempt from registration under the Securities Act pursuant to Section 4(2).

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits. The following Exhibits are filed herewith and made a part hereof:


EXHIBIT
 NUMBER                                  DESCRIPTION OF DOCUMENT
--------    ----------------------------------------------------------------------------------
  3.1(i)    Certificate of Incorporation of the Company, incorporated by reference to Exhibit
            3.1(i) to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
 3.2(ii)    By-Laws of the Company, incorporated by reference to Exhibit 3.2(ii) to the
            Company's Registration Statement on Form S-1 (Registration No. 33-66342).
   4.1      Indenture dated as of September 30, 1993 between the Company and Norwest Bank
            Minnesota, N.A., as trustee, relating to the 11 1/4% Senior Notes due 2001 (the form of which Senior Note is included in such Indenture), incorporated by reference to Exhibit 4.1 to Cole National Corporation's Annual Report on Form 10-K
            for the period ended February 3, 1996 (File No. 1-12814).
   4.2      The Company by this filing agrees, upon request, to file with the Commission the instruments defining the rights of holders of long-term debt of the Company and its subsidiaries where the total amount of securities authorized thereunder does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis.
   4.3      Indenture dated November 15, 1996, between the Company and Norwest Bank Minnesota,
            National Association, as trustee, relating to the 9 7/8% Senior Subordinated Notes due 2006 (the form of which Senior Subordinated Note is included in such
            Indenture), incorporated by reference to Exhibit 4.1 of Cole National
            Corporation's Current Report on Form 8-K, filed with the Commission on December 2,
            1996 (File No. 1-12814).
  *4.4      Indenture dated August 22, 1997, between the Company and Norwest Bank Minnesota,
            National Association, as Trustee, relating to the 8 5/8% Senior Subordinated Notes due 2007 (the form of which is included in such Indenture).
  *4.5      Registration Rights Agreement dated August 22, 1997, by and among the Company and
            CIBC Wood Gundy Securities Corp., Credit Suisse First Boston Corporation and
            McDonald & Company Securities, Inc.
  *4.6      First Supplemental Indenture, dated as of August 14, 1997, between the Company and
            Norwest Bank, Minnesota, National Association, as Trustee, relating to the 11 1/4%
            Senior Notes due 2001.
   4.7      Second Supplemental Indenture, dated as of September 15, 1997, between the Company and Norwest Bank, Minnesota, National Association, as Trustee, relating to the
            11 1/4% Senior Notes due 2001.
  *5.1      Opinion of Jones, Day, Reavis & Pogue as to the validity of the securities being offered.

EXHIBIT
 NUMBER                                  DESCRIPTION OF DOCUMENT
--------    ----------------------------------------------------------------------------------
  10.1      Employment Agreement entered into as of April 1, 1996 by and among Cole National
            Corporation, the Company, Cole Gift Centers, Inc., Cole Vision Corporation, Things
            Remembered, Inc. and Jeffrey A. Cole, incorporated by reference to Exhibit 10.1 to
            Cole National Corporation's Annual Report on Form 10-K for the period ended
            February 3, 1996 (File No. 1-12814).
  10.2      Employment Agreement entered into as of April 1, 1996 by and among Cole National
            Corporation, the Company, Cole Gift Centers, Inc., Cole Vision Corporation, Things
            Remembered, Inc. and Brian B. Smith, incorporated by reference to Exhibit 10.2 to
            Cole National Corporation's Annual Report on Form 10-K for the period ended
            February 3, 1996 (File No. 1-12814).
  10.3      Agreement dated March 27, 1993 between Cole National Corporation and Joseph
            Gaglioti regarding termination of employment, incorporated by reference to Exhibit
            10.8 to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
  10.4      Agreement dated April 9, 1993 between Cole National Corporation and Wayne L.
            Mosley regarding termination of employment, incorporated by reference to Exhibit
            10.9 to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
  10.5      1992 Management Stock Option Plan, including forms of Nonqualified Stock Option
            Agreement (Time Vesting) and Nonqualified Stock Option Agreement (Performance
            Option), as amended, and forms of promissory notes and pledge agreements, incorporated by reference to Exhibit 10.11 to the Company's Registration Statement
            on Form S-1 (Registration No. 33-66342).
  10.6      Cole National Corporation 1993 Management Stock Option Plan, including forms of
            Nonqualified Stock Option Agreement (1993 Time Vesting) and form of secured promissory notes and stock pledge agreement, incorporated by reference to Exhibit
            10.29 to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
  10.7      Form of Option Agreement for Directors of the Company, incorporated by reference to Exhibit 10.41 to Cole National Corporation's Registration Statement on Form S-1
            (Registration No. 33-74228).
  10.8      Nonqualified Stock Option Plan for Nonemployee Directors, incorporated by reference to Exhibit 10.45 to Cole National Corporation's Registration Statement
            on Form S-1 (Registration No. 33-74228).
  10.9      Form of Nonqualified Stock Option Agreement for Nonemployee Directors,
            incorporated by reference to Exhibit 10.9 to Cole National Corporation's Annual
            Report on Form 10-K for the period ended February 3, 1996 (File No. 1-12814).
  10.10     Cole National Corporation 1996 Management Stock Option Plan, including forms of
            Nonqualified Stock Option Agreement (1996 Time Vesting), incorporated by reference to Exhibit 10.10 to Cole National Corporation's Annual Report on Form 10-K for the
            period ended February 3, 1996 (File No. 1-12814).
  10.11     Management Bonus Programs, incorporated by reference to Exhibit 10.14 to the
            Company's Registration Statement on Form S-1 (Registration No. 33-66342).
  10.12     Management Bonus Plan, incorporated by reference to Exhibit 10.30 to the Company's
            Registration Statement on Form S-1 (Registration No. 33-89996).
  10.13     Executive Life Insurance Plan of Cole National Corporation, incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1
            (Registration No. 33-66342).
  10.14     Medical Expense Reimbursement Plan of Cole National Corporation effective as of
            February 1, 1992, incorporated by reference to Exhibit 10.13 to the Company's
            Registration Statement on Form S-1 (Registration No. 33-66342).
  10.15     Supplemental Retirement Benefit Plan of Cole National Corporation, incorporated by reference to Exhibit 10.38 to Cole National Corporation's Registration Statement
            on Form S-1 (Registration No. 33-74228).
  10.16     Supplemental Pension Plan of Cole National Corporation, incorporated by reference to Exhibit 10.48 to Cole National Corporation's Registration Statement on Form S-1
            (Registration No. 33-74228).

EXHIBIT
 NUMBER                                  DESCRIPTION OF DOCUMENT
--------    ----------------------------------------------------------------------------------
  10.17     Lease Agreement (Knoxville) dated as of November 28, 1979 by and between Tommy
            Hensley, as agent for the real property of Mrs. Don Siegel and Cole Vision
            Corporation, as amended and supplemented, incorporated by reference to Exhibit
            10.15 to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
  10.18     Lease Agreement (Memphis) dated as of October 2, 1991 by and between Shelby
            Distribution Park and Cole Vision Corporation, incorporated by reference to
            Exhibit 10.16 to the Company's Registration Statement on Form S-1 (Registration
            No. 33-66342).
  10.19     Lease Agreement (Richmond) dated as of April 23, 1982 by and between Daniel,
            Daniel & Daniel and Cole Vision Corporation, as amended and supplemented, incorporated by reference to Exhibit 10.17 to the Company's Registration Statement
            on Form S-1 (Registration No. 33-66342).
  10.20     Lease Agreement (Salt Lake) dated as of November 1, 1996 by and between Gibbons
            Realty and Cole Vision Corporation, incorporated by reference to Exhibit 10.01 to
            Cole National Corporation's Report on Form 10-Q for the period ended November 2,
            1996 (File No. 1-12814).
  10.21     Form of Lease Agreement Finite 19518 dated as of December 29, 1988 between Sears,
            Roebuck and Co. and Cole Vision Corporation, incorporated by reference to Exhibit
            10.23 to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
  10.22     Lease Agreement (Knoxville) dated as of April 11, 1995 by and between Richard T.
            Fox and Cole Vision Corporation, incorporated by reference to Exhibit 10.29 to
            Cole National Corporation's Annual Report on Form 10-K for the period ended
            February 3, 1996 (File No. 1-12814).
  10.23     Form of Indemnification Agreement for Directors of Cole National Corporation,
            incorporated by reference to Exhibit 10.19 to the Company's Registration Statement
            on Form S-1 (Registration No. 33-66342).
  10.24     Form of Indemnification Agreement for Officers of Cole National Corporation,
            incorporated by reference to Exhibit 10.20 to the Company's Registration Statement
            on Form S-1 (Registration No. 33-66342).
  10.25     Master License Agreement dated as of October 2, 1986, between Montgomery Ward &
            Co., Incorporated and Cole Vision Corporation, as amended, incorporated by reference to Exhibit 10.21 to the Company's Registration Statement on Form S-1
            (Registration No. 33-66342).
  10.26     Master License Agreement dated as of June 12, 1986, between Montgomery Ward & Co.,
            Incorporated and Bay Cities Optical Company, as amended, incorporated by reference to Exhibit 10.22 to the Company's Registration Statement on Form S-1 (Registration
            No. 33-66342).
  10.27     Form of License Agreement (Optical), incorporated by reference to Exhibit 10.24 to the Company's Registration Statement on Form S-1 (Registration No. 33-66342).
  10.28     Form of License/Lease Agreement (Optical), incorporated by reference to Exhibit
            10.25 to the Company's Registration Statement on Form S-1 (Registration No.
            33-66342).
  10.29     License Agreement (Gift Centers and Key Departments) dated as of March 16, 1995, between Sears, Roebuck and Co. and Cole Gift Centers, Inc., as amended, incorporated by reference to Exhibit 10.49 to Cole National Corporation's Annual
            Report on Form 10-K for the year ended February 1, 1997 (File No. 1-12814).
  10.30     Agreement for the Allocation of Federal Income Tax Liability and Benefits among
            Members of the Parent Group dated August 23, 1985, as amended, incorporated by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1
            (Registration No. 33-66342).
  10.31     Assignment and Assumption Agreement dated as of September 30, 1993 between Cole
            National Corporation and the Company, incorporated by reference to Exhibit 10.24 to Cole National Corporation's Annual Report on Form 10-K for the period ended
            February 3, 1996 (File No. 1-12814).

EXHIBIT
 NUMBER                                  DESCRIPTION OF DOCUMENT
--------    ----------------------------------------------------------------------------------
  10.32     Credit Agreement, dated as of November 15, 1996, among Cole Vision Corporation,
            Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service
            Corporation and Canadian Imperial Bank of Commerce, incorporated by reference to
            Exhibit 99.1 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996 (File No. 1-12814).
 *10.33     First Amendment to Credit Agreement, dated as of January 13, 1997, among Cole
            Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc.
            and Pearle Service Corporation and Canadian Imperial Bank of Commerce.
 *10.34     Second Amendment to Credit Agreement, dated as of August 8, 1997, among Cole
            Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc.
            and Pearle Service Corporation and Canadian Imperial Bank of Commerce.
  10.35     CNG Guarantee and Cash Collateral Agreement, dated as of November 15, 1996, by the
            Company and Cole National Corporation, incorporated by reference to Exhibit 99.3 of Cole National Corporation's Current Report on Form 8-K, filed with the
            Commission on December 2, 1996 (File No. 1-12814).
  10.36     Guarantee and Collateral Agreement, dated as of November 15, 1996, by Cole Vision
            Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and
            Pearle Service Corporation and Canadian Imperial Bank of Commerce, incorporated by reference to Exhibit 99.4 of Cole National Corporation's Current Report on Form
            8-K, filed with the Commission on December 2, 1996 (File No. 1-12814).
 *10.37     Agreement, dated August 4, 1997, between Cole National Corporation and Leslie D.
            Dunn regarding termination of employment.
  10.38     Form of Cole National Corporation 401(k) Savings Plan, incorporated by reference to Exhibit 4.1 of Cole National Corporation's Registration Statement on Form S-8,
            filed with the Commission on November 20, 1997 (Reg. No. 333-40609).
 *12.1      Statements regarding computation of ratios.
 *21.1      List of Subsidiaries.
 *23.1      Consent of Jones, Day, Reavis & Pogue (contained in Exhibit 5.1).
 *23.2      Consent of Arthur Andersen LLP.
 *23.3      Consent of KPMG Peat Marwick LLP.
 *24.1      Powers of Attorney.
 *25.1      Statement of Eligibility of Trustee, Norwest Bank Minnesota, National Association,
            on Form T-1.
 *99.1      Form of Letter of Transmittal.
 *99.2      Form of Notice of Guaranteed Delivery.


     *   Previously filed.

     (b) Financial Statement Schedules

SCHEDULE
 NUMBER                                  DESCRIPTION OF DOCUMENT
---------    --------------------------------------------------------------------------------
    I        Condensed Financial Information of Cole National Group, Inc, incorporated by reference to Schedule I of Cole National Group, Inc.'s Annual Report on Form
             10-K for the period ended February 1, 1997 (File No. 33-66342).

     All other financial statement schedules are omitted because they are either not applicable or the required information is included in the financial statements or notes thereto appearing elsewhere in this Registration Statement.

ITEM 17. UNDERTAKINGS.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this registration statement in reliance upon Rule 430A and contained in form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on December 4, 1997.


                                            COLE NATIONAL GROUP, INC.

                                            By: /s/ Wayne L. Mosley

                                              ----------------------------------
                                              Wayne L. Mosley
                                              Vice President and Controller

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


          SIGNATURE                               TITLE                            DATE
------------------------------  ------------------------------------------  ------------------

*                               Chairman, Chief Executive Officer,          December 4, 1997
------------------------------  Chief Financial Officer and Director
Jeffrey A. Cole                 (Principal Executive Officer
                                and Principal Financial Officer)

*                               President, Chief Operating                  December 4, 1997
------------------------------  Officer and Director
Brian B. Smith

/s/ Wayne L. Mosley             Vice President, Controller,                 December 4, 1997
------------------------------  Assistant Secretary and
Wayne L. Mosley                 Assistant Treasurer
                                (Principal Accounting Officer)

*                               Director                                    December 4, 1997
------------------------------
Timothy F. Finley

*                               Director                                    December 4, 1997
------------------------------
Irwin N. Gold

*                               Director                                    December 4, 1997
------------------------------
Peter V. Handal

*                               Director                                    December 4, 1997
------------------------------
Charles A. Ratner

*                               Director                                    December 4, 1997
------------------------------
Walter J. Salmon


---------------

* The undersigned, pursuant to a Power of Attorney executed by each of the Directors and officers identified above and filed with the Securities and Exchange Commission, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of each of the persons noted above, in the capacities indicated.


By: /s/ Wayne L. Mosley                                                     December 4, 1997
    -------------------------------------------
    Wayne L. Mosley, Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBITS                                        DESCRIPTION
--------     ---------------------------------------------------------------------------------
  3.1(i)     Certificate of Incorporation of the Company, incorporated by reference to Exhibit
             3.1(i) to the Company's Registration Statement on Form S-1 (Registration No.
             33-66342).
 3.2(ii)     By-Laws of the Company, incorporated by reference to Exhibit 3.2(ii) to the
             Company's Registration Statement on Form S-1 (Registration No. 33-66342).
   4.1       Indenture dated as of September 30, 1993 between the Company and Norwest Bank
             Minnesota, N.A., as trustee, relating to the 11 1/4% Senior Notes due 2001 (the form of which Senior Note is included in such Indenture), incorporated by reference to Exhibit 4.1 to Cole National Corporation's Annual Report on Form
             10-K for the period ended February 3, 1996 (File No. 1-12814).
   4.2       The Company by this filing agrees, upon request, to file with the Commission the instruments defining the rights of holders of long-term debt of the Company and its subsidiaries where the total amount of securities authorized thereunder does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis.
   4.3       Indenture dated November 15, 1996, between the Company and Norwest Bank
             Minnesota, National Association, as trustee, relating to the 9 7/8% Senior
             Subordinated Notes due 2006 (the form of which Senior Subordinated Note is included in such Indenture), incorporated by reference to Exhibit 4.1 of Cole
             National Corporation's Current Report on Form 8-K, filed with the Commission on
             December 2, 1996 (File No. 1-12814).
  *4.4       Indenture dated August 22, 1997, between the Company and Norwest Bank Minnesota,
             National Association, as Trustee, relating to the 8 5/8% Senior Subordinated
             Notes due 2007 (the form of which is included in such Indenture).
  *4.5       Registration Rights Agreement dated August 22, 1997, by and among the Company and
             CIBC Wood Gundy Securities Corp., Credit Suisse First Boston Corporation and
             McDonald & Company Securities, Inc.
  *4.6       First Supplemental Indenture, dated as of August 14, 1997, between the Company and Norwest Bank, Minnesota, National Association, as Trustee, relating to the
             11 1/4% Senior Notes due 2001.
   4.7       Second Supplemental Indenture, dated as of September 15, 1997, between the
             Company and Norwest Bank, Minnesota, National Association, as Trustee, relating to the 11 1/4% Senior Notes due 2001.
  *5.1       Opinion of Jones, Day, Reavis & Pogue as to the validity of the securities being offered.
  10.1       Employment Agreement entered into as of April 1, 1996 by and among Cole National
             Corporation, the Company, Cole Gift Centers, Inc., Cole Vision Corporation,
             Things Remembered, Inc. and Jeffrey A. Cole, incorporated by reference to Exhibit
             10.1 to Cole National Corporation's Annual Report on Form 10-K for the period ended February 3, 1996 (File No. 1-12814).
  10.2       Employment Agreement entered into as of April 1, 1996 by and among Cole National
             Corporation, the Company, Cole Gift Centers, Inc., Cole Vision Corporation,
             Things Remembered, Inc. and Brian B. Smith, incorporated by reference to Exhibit
             10.2 to Cole National Corporation's Annual Report on Form 10-K for the period ended February 3, 1996 (File No. 1-12814).
  10.3       Agreement dated March 27, 1993 between Cole National Corporation and Joseph
             Gaglioti regarding termination of employment, incorporated by reference to
             Exhibit 10.8 to the Company's Registration Statement on Form S-1 (Registration
             No. 33-66342).
  10.4       Agreement dated April 9, 1993 between Cole National Corporation and Wayne L.
             Mosley regarding termination of employment, incorporated by reference to Exhibit
             10.9 to the Company's Registration Statement on Form S-1 (Registration No.
             33-66342).

EXHIBITS                                        DESCRIPTION
--------     ---------------------------------------------------------------------------------
  10.5       1992 Management Stock Option Plan, including forms of Nonqualified Stock Option
             Agreement (Time Vesting) and Nonqualified Stock Option Agreement (Performance
             Option), as amended, and forms of promissory notes and pledge agreements, incorporated by reference to Exhibit 10.11 to the Company's Registration
             Statement on Form S-1 (Registration No. 33-66342).
  10.6       Cole National Corporation 1993 Management Stock Option Plan, including forms of
             Nonqualified Stock Option Agreement (1993 Time Vesting) and form of secured promissory notes and stock pledge agreement, incorporated by reference to Exhibit
             10.29 to the Company's Registration Statement on Form S-1 (Registration No.
             33-66342).
  10.7       Form of Option Agreement for Directors of the Company, incorporated by reference to Exhibit 10.41 to Cole National Corporation's Registration Statement on Form
             S-1 (Registration No. 33-74228).
  10.8       Nonqualified Stock Option Plan for Nonemployee Directors, incorporated by reference to Exhibit 10.45 to Cole National Corporation's Registration Statement
             on Form S-1 (Registration No. 33-74228).
  10.9       Form of Nonqualified Stock Option Agreement for Nonemployee Directors,
             incorporated by reference to Exhibit 10.9 to Cole National Corporation's Annual
             Report on Form 10-K for the period ended February 3, 1996 (File No. 1-12814).
  10.10      Cole National Corporation 1996 Management Stock Option Plan, including forms of
             Nonqualified Stock Option Agreement (1996 Time Vesting), incorporated by reference to Exhibit 10.10 to Cole National Corporation's Annual Report on Form
             10-K for the period ended February 3, 1996 (File No. 1-12814).
  10.11      Management Bonus Programs, incorporated by reference to Exhibit 10.14 to the
             Company's Registration Statement on Form S-1 (Registration No. 33-66342).
  10.12      Management Bonus Plan, incorporated by reference to Exhibit 10.30 to the
             Company's Registration Statement on Form S-1 (Registration No. 33-89996).
  10.13      Executive Life Insurance Plan of Cole National Corporation, incorporated by reference to Exhibit 10.12 to the Company's Registration Statement on Form S-1
             (Registration No. 33-66342).
  10.14      Medical Expense Reimbursement Plan of Cole National Corporation effective as of
             February 1, 1992, incorporated by reference to Exhibit 10.13 to the Company's
             Registration Statement on Form S-1 (Registration No. 33-66342).
  10.15      Supplemental Retirement Benefit Plan of Cole National Corporation, incorporated by reference to Exhibit 10.38 to Cole National Corporation's Registration
             Statement on Form S-1 (Registration No. 33-74228).
  10.16      Supplemental Pension Plan of Cole National Corporation, incorporated by reference to Exhibit 10.48 to Cole National Corporation's Registration Statement on Form
             S-1 (Registration No. 33-74228).
  10.17      Lease Agreement (Knoxville) dated as of November 28, 1979 by and between Tommy
             Hensley, as agent for the real property of Mrs. Don Siegel and Cole Vision
             Corporation, as amended and supplemented, incorporated by reference to Exhibit
             10.15 to the Company's Registration Statement on Form S-1 (Registration No.
             33-66342).
  10.18      Lease Agreement (Memphis) dated as of October 2, 1991 by and between Shelby
             Distribution Park and Cole Vision Corporation, incorporated by reference to
             Exhibit 10.16 to the Company's Registration Statement on Form S-1 (Registration
             No. 33-66342).
  10.19      Lease Agreement (Richmond) dated as of April 23, 1982 by and between Daniel,
             Daniel & Daniel and Cole Vision Corporation, as amended and supplemented, incorporated by reference to Exhibit 10.17 to the Company's Registration
             Statement on Form S-1 (Registration No. 33-66342).

EXHIBITS                                        DESCRIPTION
--------     ---------------------------------------------------------------------------------
  10.20      Lease Agreement (Salt Lake) dated as of November 1, 1996 by and between Gibbons
             Realty and Cole Vision Corporation, incorporated by reference to Exhibit 10.01 to
             Cole National Corporation's Report on Form 10-Q for the period ended November 2,
             1996 (File No. 1-12814).
  10.21      Form of Lease Agreement Finite 19518 dated as of December 29, 1988 between Sears,
             Roebuck and Co. and Cole Vision Corporation, incorporated by reference to Exhibit
             10.23 to the Company's Registration Statement on Form S-1 (Registration No.
             33-66342).
  10.22      Lease Agreement (Knoxville) dated as of April 11, 1995 by and between Richard T.
             Fox and Cole Vision Corporation, incorporated by reference to Exhibit 10.29 to
             Cole National Corporation's Annual Report on Form 10-K for the period ended
             February 3, 1996 (File No. 1-12814).
  10.23      Form of Indemnification Agreement for Directors of Cole National Corporation,
             incorporated by reference to Exhibit 10.19 to the Company's Registration
             Statement on Form S-1 (Registration No. 33-66342).
  10.24      Form of Indemnification Agreement for Officers of Cole National Corporation,
             incorporated by reference to Exhibit 10.20 to the Company's Registration
             Statement on Form S-1 (Registration No. 33-66342).
  10.25      Master License Agreement dated as of October 2, 1986, between Montgomery Ward &
             Co., Incorporated and Cole Vision Corporation, as amended, incorporated by reference to Exhibit 10.21 to the Company's Registration Statement on Form S-1
             (Registration No. 33-66342).
  10.26      Master License Agreement dated as of June 12, 1986, between Montgomery Ward &
             Co., Incorporated and Bay Cities Optical Company, as amended, incorporated by reference to Exhibit 10.22 to the Company's Registration Statement on Form S-1
             (Registration No. 33-66342).
  10.27      Form of License Agreement (Optical), incorporated by reference to Exhibit 10.24 to the Company's Registration Statement on Form S-1 (Registration No. 33-66342).
  10.28      Form of License/Lease Agreement (Optical), incorporated by reference to Exhibit
             10.25 to the Company's Registration Statement on Form S-1 (Registration No.
             33-66342).
  10.29      License Agreement (Gift Centers and Key Departments) dated as of March 16, 1995, between Sears, Roebuck and Co. and Cole Gift Centers, Inc., as amended, incorporated by reference to Exhibit 10.49 to Cole National Corporation's Annual
             Report on Form 10-K for the year ended February 1, 1997 (File No. 1-12814).
  10.30      Agreement for the Allocation of Federal Income Tax Liability and Benefits among
             Members of the Parent Group dated August 23, 1985, as amended, incorporated by reference to Exhibit 10.26 to the Company's Registration Statement on Form S-1
             (Registration No. 33-66342).
  10.31      Assignment and Assumption Agreement dated as of September 30, 1993 between Cole
             National Corporation and the Company, incorporated by reference to Exhibit 10.24 to Cole National Corporation's Annual Report on Form 10-K for the period ended
             February 3, 1996 (File No. 1-12814).
  10.32      Credit Agreement, dated as of November 15, 1996, among Cole Vision Corporation,
             Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service
             Corporation and Canadian Imperial Bank of Commerce, incorporated by reference to
             Exhibit 99.1 of Cole National Corporation's Current Report on Form 8-K, filed with the Commission on December 2, 1996 (File No. 1-12814).
 *10.33      First Amendment to Credit Agreement, dated as of January 13, 1997, among Cole
             Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle,
             Inc. and Pearle Service Corporation and Canadian Imperial Bank of Commerce.

EXHIBITS                                        DESCRIPTION
--------     ---------------------------------------------------------------------------------
 *10.34      Second Amendment to Credit Agreement, dated as of August 8, 1997, among Cole
             Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle,
             Inc. and Pearle Service Corporation and Canadian Imperial Bank of Commerce.
  10.35      CNG Guarantee and Cash Collateral Agreement, dated as of November 15, 1996, by the Company and Cole National Corporation, incorporated by reference to Exhibit
             99.3 of Cole National Corporation's Current Report on Form 8-K, filed with the
             Commission on December 2, 1996 (File No. 1-12814).
  10.36      Guarantee and Collateral Agreement, dated as of November 15, 1996, by Cole Vision
             Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and
             Pearle Service Corporation and Canadian Imperial Bank of Commerce, incorporated by reference to Exhibit 99.4 of Cole National Corporation's Current Report on
             Form 8-K, filed with the Commission on December 2, 1996 (File No. 1-12814).
 *10.37      Agreement, dated August 4, 1997, between Cole National Corporation and Leslie D.
             Dunn regarding termination of employment.
  10.38      Form of Cole National Corporation 401(k) Savings Plan, incorporated by reference to Exhibit 4.1 of Cole National Corporation's Registration Statement on Form S-8,
             filed with the Commission on November 20, 1997 (Reg. No. 333-40609).
 *12.1       Statements regarding computation of ratios.
 *21.1       List of Subsidiaries.
 *23.1       Consent of Jones, Day, Reavis & Pogue (contained in Exhibit 5.1).
 *23.2       Consent of Arthur Andersen LLP.
 *23.3       Consent of KPMG Peat Marwick LLP.
 *24.1       Powers of Attorney.
 *25.1       Statement of Eligibility of Trustee, Norwest Bank Minnesota, National
             Association, on Form T-1.
 *99.1       Form of Letter of Transmittal.
 *99.2       Form of Notice of Guaranteed Delivery.


     *   Previously filed.